UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2017 (November 2, 2017)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 2.02.    Results of Operations and Financial Condition.
On November 2, 2017, Molina Healthcare, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2017, and the results of an impairment assessment discussed in Item 2.06 below (the “November 2nd Press Release”). The full text of the November 2nd Press Release is included as Exhibit 99.1 to this report. The information contained in the website cited in the November 2nd Press Release is not part of this report.

Item 2.06.    Material Impairments.
The Company will report $129 million in non-cash goodwill impairment losses, for its Pathways behavioral health subsidiary and Molina Medicaid Solutions (MMS) segment, in its Form 10-Q for the quarter ended September 30, 2017. In the third quarter of 2017, management determined that neither business will provide future benefits relating to the integration of their operations with the Health Plans segment to the extent previously expected. While such impairment losses have a short-term impact on profitability, there is no impact to the Company’s cash flows.

The information under Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits:

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc., issued November 2, 2017, as to financial results for the third quarter ended September 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	November 2, 2017	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc., issued November 2, 2017, as to financial results for the third quarter ended September 30, 2017.